Exhibit 99.2




                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of DENTSPLY International Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bret W. Wise, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The  information  contained  in  the  Report  fairly  presents,  in  all
      material   respects,   the   financial   condition  and  result  of
      operations of the Company as of the date of the Report.


/s/ Bret W. Wise
Bret W. Wise
Senior Vice President and
Chief Financial Officer

May 13, 2003